Exhibit 10.2

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CLINICAL DEVELOPMENT MASTER SERVICE AGREEMENT

This Agreement is between Miravant Pharmaceuticals, Inc., a wholly owned subsidiary of Miravant Medical Technologies, a Delaware corporation, with offices at 336 Bollay Drive, Santa Barbara, California 93117 (hereinafter “Sponsor”) and Kendle International Inc., having its principal place of business at 1200 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202 (hereinafter “CRO”) and is effective as of the 27th day of April, 2005.

WITNESSETH:
WHEREAS, Sponsor is in the business of discovering, developing and marketing photodynamic therapy pharmaceutical products; and,
WHEREAS, CRO is engaged in the business of providing clinical trials management and related clinical development services to the pharmaceutical industry; and,
WHEREAS, both Sponsor and CRO desire to enter into a Clinical Development Master Service Agreement for the purpose of delineating in advance the terms and conditions which will govern the relationship between the parties and define the conditions under which Sponsor would award to CRO and CRO would accept from and perform for Sponsor, certain services.
NOW, THEREFORE, the parties hereto agree as follows:

I. DEFINITIONS

1.1  “Act" shall mean the Food and Drug and Cosmetic Act.
1.2 “Agreement” shall mean this Clinical Development Master Service Agreement as agreed between the parties.
1.3 “EMEA” means the European Medicines Evaluation Agency.
1.4 “FDA” means the United States Food and Drug Administration or any successor entity thereto.
1.5 “Investigator” means a licensed physician engaged by Sponsor to conduct the Study.
1.6 “IRB” means the Institutional Review Board(s) organized in accordance with the US Food, Drug and Cosmetic Act.
1.7 “Proposal” shall mean written descriptions of services (and costs) offered by CRO in response to a Request for Proposal from Sponsor.

1.8 “Protocol” shall refer to the particular Protocol prepared for the study and under which the Services described in the Task Order are to be performed.
1.9 “Regulatory Authority” shall mean: (a) any and all national, multi-national (as used in this Agreement including without limitation the European Union), or other governmental or industry agency or body with authority over the manner in which a Study is conducted in a country; and/or (b) any and all national or multi-national authority responsible for granting regulatory approval in a particular country or multi-national group or union of countries.
1.10 “Services” shall mean the particular tasks to be performed by CRO as set out in any Task Order or document attached thereto including, but not limited to, the Proposal.
1.11 “Site” means the physical location at which a particular Investigator conducts the Study.
1.12 “Study” shall mean the clinical trial of the pharmaceutical identified in the Task Order (by study drug name or protocol number).
1.13 “Task Order” shall mean the written agreement between Sponsor and CRO which sets out with specificity the Services to be performed, the obligations transferred pursuant to any federal or local law, the timeline for the performance of the Services, the costs associated with the Services, the schedule of payments for the performance of the Services and specifically incorporates by reference the terms and conditions of this Agreement. No Task Order shall be effective until it is accepted in writing by both Sponsor and CRO. The terms and conditions of this Agreement shall be made a part of and incorporated by reference into each Task Order. The template Task Order to be used by the parties is attached hereto as Exhibit A.

The existence of this Agreement shall not preclude or limit the ability of the parties to enter into independent contracts outside of this Agreement when the nature of the work and particular program requirements make the entry of an independent and free standing contract both necessary and reasonable. The existence of any contractual relationship outside of this Agreement shall have no effect on the validity of this Agreement or any Task Order entered in accordance with its terms.

II. SCOPE OF WORK

2.1
There shall be no limit to the number of Task Orders that may be entered into and regulated by the terms and conditions of this Agreement. Each Task Order shall constitute a unique agreement and shall stand alone with respect to any other Task Order entered under this Agreement. The performance of obligations under any one Task Order shall not effect, and shall at all times be unrelated to, the performance of any other Task Order entered under this Agreement.

2.2	CRO will perform the Services and all of its other obligations set forth herein in strict accordance with:
(a) all applicable statutes, rules and regulations including, without limitation, the Act, the Declaration of Helsinki, the EMEA and any proposed FDA regulations provided by Sponsor;
(b) the Protocol;
(c) the mandates of the IRB approving the Study;
(d) the CRO’s standard operating procedures; and
(e) any other written instructions from Sponsor.

Further, CRO will perform the Services in a competent and professional manner, consistent with the current state of clinical research and good clinical practices acceptable to the FDA and applicable Regulatory Authority.

2.3 In the event there is any material change totaling more than $100,000 in the scope of Services set forth in a Task Order, the parties will agree in writing to such change and shall cooperate with each other in reaching agreement with respect to any corresponding increase or decrease in the Task Order budget. Any changes in scope less than $100,000 will not require an Amendment. Miravant agrees to pay for these additional services.
2.4
If the assumptions under which the parties create a Task Order budget and timeline prove to be materially inaccurate, in whole or in part, then the parties will review both the Task Order budget and the timeline and make all reasonable revisions to ensure that the Study is sufficiently funded and to promote the best interests of the Study.

2.5
Unless otherwise stated and agreed to by the parties, in the event of a conflict between the terms of this Agreement, a Task Order, or the Proposal, the terms of this Agreement shall govern first followed by the individual Task Order and, lastly, the Proposal.

III. TERM OF AGREEMENT

3.1	The term of this Agreement shall commence on the date set forth above and shall remain in effect until terminated by either party as provided herein.
3.2
During times in which there are no Task Orders in effect, this Agreement may be terminated by either party immediately upon written notice. Sponsor or CRO may terminate any individual Task Order immediately upon written notice in the event of medical risk to Study participants or upon regulatory action by the FDA or any other Regulatory Authority in the country in which the Services are performed. Both parties agree that termination of a Task Order shall not constitute termination of this Agreement.

3.3	Either party may terminate this Agreement or any individual Task Order as follows:
(a)
on written notice effective immediately if the other party commits a material breach of this Agreement or a Task Order which is not cured within thirty (30) days of receipt of written notice from the other party; or

(b)
on written notice effective immediately if the other party becomes insolvent, is dissolved or liquidated, makes a general assignment for the benefit of its creditors, files or has filed against it, a petition in bankruptcy, or has a receiver appointed for a substantial part of its assets; or

(c)	on sixty (60) days prior written notice.
3.4
Upon early termination of any Task Order, Sponsor shall pay to CRO (i) a pro-rata portion of the fees owing to CRO based on the degree of completion of the Services as of the time of termination (ii) all pass through expenses incurred or accrued at the time of termination; and (iii) all non-cancelable expenses;. Upon notice of termination, the parties shall negotiate in good faith the tasks to be undertaken and the costs associated with the winding down and closing out of the Study or applicable Task Order.

3.5
In the event a study is delayed, the parties agree to adjust the time and costs estimates in the form of a change order. If the delay extends for greater than one (1) month, or if the parties are unable to agree to a change order, then either party may terminate this Agreement. In the event this Agreement is terminated pursuant to the foregoing, then Sponsor shall pay CRO an amount equal to (i) a pro-rata portion of the compensation as provided under Article 9 based on the degree of completion of the services of the date of termination; (ii) all pass-through expenses incurred up to and including the date of termination; and (iii) all non-cancelable expenses.

3.6
This Agreement may survive its termination but only as necessary to allow completion of any particular Task Order and for the limited purpose of regulating the obligations and duties of the parties with respect to particular Task Order obligations that extend beyond contract termination.

IV. REGULATORY

4.1
Both parties shall promptly notify the other party of any regulatory inspections of investigator sites of which it becomes aware. Where appropriate and permitted by the Regulatory Authority, Sponsor will have the right to be present at any such inspections and will have primary responsibility for preparing any responses which may be required. In the event CRO’s participation in any regulatory review is material in terms of personnel time and expense, the parties shall review costs associated with participation and shall agree to a reasonable rate of compensation in advance of the performance of any regulatory services. CRO shall reasonably act to secure the cooperation of investigators with respect to regulatory review.

4.2
As set forth in the individual Task Orders, CRO’s personnel will make periodic site visits to the Study sites. CRO will provide Sponsor with visit schedules and it is agreed that Sponsor personnel may, upon reasonable notice and in its discretion, accompany CRO’s personnel on such site visits.

4.3
Designated representatives of Sponsor shall, upon reasonable notice to CRO, have access to and shall be permitted to review all documents, information, data and materials in the possession of CRO directly relating to the work performed hereunder with the exception of any such documents, information, data and/or materials that contain information deemed, in good faith by CRO, to be confidential, privileged, proprietary, or not directly related to the performance of this Agreement or any Task Order. Sponsor, its agents and its consultants shall keep strictly confidential any documents, information, data or materials belonging to CRO that are confidential to CRO.

4.4	The transfer of obligations from Sponsor to CRO pursuant to 21 CFR 312.52 or any other federal or local law will be agreed to and set forth in each individual Task Order.

V. OWNERSHIP OF DATA

5.1
Except as otherwise provided herein, all data, documents and information provided by Sponsor to CRO together with all data or reports generated or prepared by CRO in connection with the Study shall be the sole and exclusive property of Sponsor. Sponsor will pay all costs associated with the shipping and storage of documents and records and will provide CRO with written instructions regarding the shipping, storage and/or disposal of all such documents.

5.2
Notwithstanding the foregoing, CRO data, documents, and all information of a privileged and/or proprietary nature, including without limitation all CRO-developed computer software, processes, procedures and related manuals, are the sole and exclusive property of CRO.

5.3
At the completion of the Services by CRO, all Sponsor property and Confidential Information, regardless of the method of storage or retrieval, shall be delivered to Sponsor in such form as is then currently in the possession of CRO. Alternatively, at Sponsor’s written request, such Sponsor property and Confidential Information may be retained by CRO for Sponsor for a period of two (2) years, or disposed of pursuant to the written directions of Sponsor. Sponsor shall pay the costs associated with any of the above options. CRO, however, reserves the right to retain, at its own cost and subject to the confidentiality provisions herein, one copy of all Sponsor property and Confidential Information provided to Sponsor as the result of the Services to be used to satisfy regulatory requirements or to resolve disputes regarding the Services. Nothing in this Master Agreement shall be construed to transfer from Sponsor to CRO any FDA or regulatory record-keeping requirements unless such transfer is specifically provided for in the applicable Transfer of Obligations.

5.4
Sponsor may, at its own discretion, file and prosecute in its own name and at its own expense, applications for foreign and United States letters patent or any patentable information derived from the Services in accordance with this Article V. Upon the request and at the sole expense of Sponsor, CRO shall assist in prosecuting such applications and shall execute and deliver any and all instruments necessary to make, file, and prosecute all such applications, divisions, continuations, continuations-in-part, or reissue thereof. CRO will be reimbursed for reasonable expenses and personnel charges incurred in complying with Sponsor’s request.

VI. CONFIDENTIALITY

6.1
During the term of this Agreement and for a period of two (2) years thereafter, CRO and its employees, agents and contractors will keep strictly confidential and will not use for any purpose other than as described herein all information transmitted to it by Sponsor, developed by CRO or generated by investigators hereunder. For purposes hereof, confidential information shall not include, and the obligations of confidentiality and use shall not apply to, information that:

(a)	is or becomes publicly available through no fault of CRO;
(b)	is received from a third party which CRO believes in good faith has a right to disclose it;
(c)	is already known to CRO as shown by its prior written records; or
(d)	is required by law, rule or regulation to be disclosed.
6.2
Notwithstanding the foregoing, CRO may disclose the confidential information to employees, consultants and/or subcontractors who have a need to know such confidential information for purposes of performing CRO’s obligations under this Agreement or any individual Task Order. CRO will use its best efforts to require any third party to whom it discloses such information to maintain its confidentiality to the same extent as CRO.

6.3
It may become necessary for CRO to disclose to Sponsor information which CRO considers proprietary, privileged and confidential. If disclosure occurs, then Sponsor agrees to protect the information as confidential with same degree of care as Sponsor would protect its own confidential information and will not use such information for any purpose other than in connection with the performance of obligations hereunder.

6.4	The parties are subject to a Confidentiality and Non-Disclosure Agreement dated October 19, 2004 which shall remain in full force and effect according to its terms.

VII. OBLIGATIONS IN THE EVENT OF POSSIBLITY OF FRAUD; DEBARRED PERSONS

7.1
If, during the course of conducting the Services, CRO becomes aware of information which indicates possible fraud at an investigator site, and after a reasonable investigation determines that the possibility of fraud is real, CRO will promptly inform Sponsor of its findings and it will be the Sponsor’s responsibility to conduct a full investigation. If this investigation confirms fraud then it will be the responsibility of the Sponsor to notify the FDA or any other Regulatory Authority. After completion of its investigation, the Sponsor will provide evidence to CRO either (i) that fraud was not committed or, (ii) if fraud was committed, that confirms the proper reporting of the fraud or misrepresentation to the FDA. If the Sponsor does not investigate the possible fraud within a reasonable time, or if fraud is confirmed by investigation and the Sponsor does not fulfill its obligations to report the fraud within a reasonable time, then CRO will report its suspicions of possible fraud to the appropriate governmental agency and notify the Sponsor of this action in writing.

7.2	CRO represents and warrants that CRO has not been nor is currently:
(a)
an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) (a “Debarred Individual”) from providing services in any capacity to a person that has an approved or pending drug product application, or an employer, employee or partner of a Debarred Individual; or

(b)
a corporation, partnership, or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) (a “Debarred Entity”) from submitting or assisting in the submission of an abbreviated new drug application, or an employee, partner, shareholder, member, subsidiary or affiliate entity of a Debarred Entity.

(c)
CRO further represents and warrants that CRO has no knowledge of any circumstances which may affect the accuracy of the representations and warranties set forth in Section 7.2 including, but not limited to, FDA investigations of, or debarment proceedings against, CRO or any person or entity performing, or rendering assistance related to, the Services. CRO will notify Sponsor promptly upon becoming aware of any such circumstances during the term of this Master Agreement.

VIII. INDEMNIFICATION

8.1
Sponsor will indemnify, defend and hold harmless CRO and its employees, officers, directors, parent and affiliated companies, agents, subcontractors, authorized independent contractors (including but not limited to participating clinical investigators and the providers of laboratory services) successors and assigns (hereinafter “Indemnitee”) from all losses, costs, expenses, liabilities and damages of every kind and nature, including without limitation interest, penalties, reasonable attorney’s fees and arbitration and/or litigation costs, arising out of claims brought against CRO in connection with the Study or CRO’s performance of this Agreement or any Task Order (collectively the “Claims”) except to the extent that any such Claim is caused solely by the Indemnitee’s own negligence or intentional misconduct in the performance of its obligations and responsibilities under this Agreement or any Task Order.

8.2
Indemnitee may tender to Sponsor the defense of any claim by giving Sponsor timely written notice after such claim was served upon Indemnitee. Sponsor shall defend Indemnitee from any claim so tendered to Sponsor at Sponsor’s sole cost and expense and Sponsor shall keep Indemnitee informed as to the progress of its defense of any such claim. Sponsor shall have the right to control the defense and disposition (including, without limitation, settlement, litigation or appeal) of any such claim. The parties agree, however, that no such settlement shall serve to establish liability on the part of CRO, its parent, employees or agents without the express written consent of CRO. Sponsor shall be obligated to fully indemnify the Indemnitee as described in this Article VIII.

8.3
CRO agrees to indemnify, defend and hold harmless Sponsor against any and all losses, costs, expenses, liabilities and damage, including without limitation interest, penalties and reasonable attorney’s fees to the extent such losses result from CRO’s negligent performance of the obligations required herein.

8.4	Upon their written request, Sponsor will indemnify each clinical investigator and the clinical investigator’s institution, directors, officers, employees and agents pursuant to the terms hereof.

8.5
Neither party, nor its affiliates, nor any of their respective directors, officers, employees or agents shall have any liability of any type (including, but not limited to, contract, negligence, and tort liability), for any special, incidental, indirect or consequential damages , including, but not limited to the loss of opportunity, loss of use, or loss of revenue or profit, in connection with or arising out of this Agreement, any Task Order, or the Services contemplated hereunder, even if such damages may have been foreseeable to such party. In addition, in no event shall the collective, aggregate liability (including, but not limited to, contract, negligence and tort liability) of CRO and its affiliates and its and their respective directors, officers, employees and agents under this Agreement or any Task Order hereunder exceed the amount of the Budget for a particular Task Order from which such liability arose. Notwithstanding the foregoing, nothing in this Section 8.5 is intended to limit or restrict the indemnification rights or obligations of any party under this Article 8.

IX. PAYMENT AND BUDGET

9.1	Each Task Order will include a budget and payment schedule which will set forth CRO’s fee for performance of the Services and the estimated costs and expenses associated therewith.
9.2
In the event Sponsor makes any material changes totaling over $100,000 to the Study or the Services to be performed in the Task Order, the parties will agree in writing as to any increase or decrease in the fees and expenses in accordance with Section 2.3 of this Agreement.

9.3	When appropriate, a Task Order shall include appropriate currency exchange rate fluctuation language to protect both parties from losses due to such fluctuations.
9.4
Payments will be made in accordance with the payment plan agreed to for each individual Task Order. Except as provided above, Sponsor will pay CRO within thirty (30) days of date of invoices. Checks will be made payable to Kendle International Inc., and mailed to the address first set forth above, “Attention: Controller”.

9.5
Within sixty seventy five (75) after the conclusion of the Services for each Task Order, CRO will submit to Sponsor a final invoice which will include an accounting reconciling all activities actually performed and associated fees and costs, all payments made by Sponsor and all amounts invoiced by CRO. Any overpayment by Sponsor shall be credited or refunded to Sponsor by CRO at the time of submission of such final invoice. Any underpayment by Sponsor shall be paid to CRO within thirty (30) days after receipt by Sponsor of such final invoice.

9.6
CRO shall keep and maintain complete and accurate books and records in sufficient detail to determine amounts owed to CRO hereunder. Such books and records shall be maintained for at lease one (1) year following termination of a Task Order and shall be made available for inspection, copying and audit by Sponsor, upon reasonable notice by Sponsor, for the sole purpose of determining the accuracy of amounts invoiced thereunder.

9.7
The parties agree that, because each Task Order shall constitute a unique agreement, payments due under other Task Orders shall not be set off or applied to sums due as a result of the performance of other Task Orders.

X. NON-SOLICITATION

10.1
Neither party will solicit or hire employees of the other party while such employees are providing these Services or for a period of six months after the termination thereof without the other party’s prior written consent. Notwithstanding the foregoing, should either party hire any of the employees of the other party with whom that party comes into contact as a result of the Study, the hiring party shall pay the other 100% of such employee’s annual compensation as a recruitment fee.

XI. LIMITATION OF LIABILITY

11.1
CRO’s entire liability or damages arising out of or related to this Agreement, regardless of the form of action, whether in contract, equity, negligence, intended conduct, tort or otherwise, will be limited to and will not exceed, in the aggregate for all claims, actions and causes of action of every kind and nature the lesser of, i) the amount paid to CRO under this Agreement for the specific item that caused the damage or that is the subject matter of, or is directly related to, the cause of action, or ii) the amount paid by Sponsor in the 12 month period proceeding such claim. In no event will the measure of damages payable by CRO include, nor will CRO be liable for, any amounts for loss of income, profit or savings or indirect, incidental, consequential, exemplary, punitive or special damages of any party, including third parties, even if CRO has been advised of the possibility of such damages in advance, and all such damages are expressly disclaimed. No cause of action which arose out of an event or events which occurred more than one year prior to the filing of a suit alleging a claim or cause of action may be asserted by Sponsor.

XII. MISCELLANEOUS

12.1       This Agreement may not be assigned by either party without the other’s prior written consent  which shall not be unreasonably withheld.
12.2
The relationship between the parties is that of an independent contractor and neither party shall have the authority to bind or act on behalf of the other party without its prior written consent. This Agreement shall not constitute, create, or in any way be interpreted as a joint venture, partnership or business organization of any kind.

12.3
This Agreement shall constitute the entire understanding of the parties and shall not be changed or modified except in writing and signed by authorized representatives of the parties. All prior Agreements, whether written or oral between the parties relating to the subject matter hereof are superseded by this Agreement and are of no further force or effect. Notwithstanding the foregoing, the following agreements, in existence on the date hereof, will remain in full force and effect and are considered to be independent and separate from this Agreement: (Insert details of other agreements here).

12.4	The convenants and conditions contained herein will apply to and bind the successors, representatives and assigns of all parties hereto.
12.5	If any provision of this Agreement shall be deemed void in whole or in part for any reason whatsoever, the remaining provisions shall remain in full force and effect.
12.6       This Agreement shall be governed by and interpreted in accordance with the laws of the State of  Ohio.
12.7
Waiver by either party or the failure by either party to claim a breach of any provision of this Agreement shall not be deemed to constitute a waiver or estoppel with respect to any subsequent breach of any provision hereof.

12.8
Each party, on behalf of itself, its agents, employees, subcontractors and representatives agree not to use the name of the other party or its agents, employees, subcontractors and representatives in any publication, promotional material or other writing or oral statement for public distribution, relative to the subject matter or existence of this Agreement, except as otherwise required by law or SEC regulations or previously consented to in writing by the other party. Notwithstanding the foregoing, Sponsor consents to CRO advising prospective clients that CRO has performed clinical research services for Sponsor.

12.9
Either party’s failure to perform its obligations hereunder shall be excused to the extent and for a period of time such nonperformance is caused by an event of force majeure, including but not limited to, the occurrence of war, invasion, acts of terrorism, fire, explosion, flood, riot, strikes, acts of God, acts of government or governmental agencies or instrumentalities or contingencies or causes beyond such party’s reasonable control.

12.10
Any notices which either party may require or shall desire to give hereunder will be deemed to be duly given when delivered personally or received by the addressee through mail (electronic or postage prepaid), telefax or telex at the address first provided above, “Attention: General Counsel”, or to other address(es) of which such party shall have given written notice. Notices given other than through postage prepaid mail shall be confirmed by postage prepaid mail.

12.11
This Agreement is designed, where appropriate and where required under any individual Task Order, to accommodate the provision of services on a global basis. Under such circumstances, Sponsor acknowledges that all or part of the Services may be performed by CRO, its subsidiaries or affiliates and that such performance will constitute performance by the CRO for purposes of this Agreement and the individual Task Order.

12.12
Articles, 5, 6, 8, 11.1, 12.5, 12.6, 12.7, 12.8, 12.10 and this Section 12.12 shall survive termination of this Agreement and shall be binding to the respective successors, assigns, subsidiaries or affiliates.

12.13
CRO shall maintain adequate levels and types of insurance coverage appropriate to its business, including without limitation workers’ compensation, comprehensive general liability, and errors and omissions coverage.

12.14	No printed standard terms appearing on any purchase order, invoice or despatch order relating to the Services will be effective in adding or changing the terms of this Agreement (or any Task Order).

    AS TO SPONSOR:                        AS TO CRO:

By: /s/ Glenn A. Wilson            By:   /s/ Karl Brenkert
Name: Glenn A. Wilson                       Name:  Karl Brenkert
Title: Sr. Vice President Pharmaceuticals     Title:  Sr. Vice President & CFO
Date: May 2, 2005                        Date:     April 28, 2005

By: /s/ John M. Philpott
Name: John M. Philpott
Title: Chief Financial Officer
Date: May 2, 2005

EXHIBIT A
FORM OF TASK ORDER

Miravant Pharmaceuticals, Inc. (“Sponsor”) and Kendle International Inc. (“Kendle”) have entered into a Clinical Development Master Services Agreement dated _______________(“Master Agreement”) which provides that a Task Order be entered into to set out with specificity the details of a particular Study. The terms contained herein are pursuant to and governed by such Master Agreement.

The Master Agreement effective as of __________ is hereby incorporated by reference.

This Task Order is effective as of the _____ day of February, 2005 and shall terminate at the conclusion of the work to be performed by Kendle.

A. Description of Services
1.	Protocol Name and Number
2.	Project Assumptions
3.	Responsibilities Overview

B. Timeline for Performance of Services [Kendle and Sponsor shall cooperate to meet the timelines set forth below.]

C Description of Transferred Obligations
D. Budget which shall include the following information:
1.	Total amount of Work Order;
2.	Identification of pass-through expenses, if any, as fixed or pass-throughs; and
3.	Amount of expenses allocated to travel, investigator payments, and other.
E. Schedule of Payment which shall include the following information:
1.	Sponsor billing address and billing contact person information;
2.	Third party Federal Express billing number, if appropriate;
3.	Type of invoice, i.e. time and materials, milestone, unit or otherwise; and
4.	Currency exchange rate fluctuation language as follows (IF APPLICABLE):

1. Since pricing and subsequent invoicing are denominated in [U.S. dollars] while at least a portion of expenditure on the services provided will arise in (one or more different currencies), and the contract pricing totals do not include a margin to cover currency exchange rate fluctuations (“CERF”), the parties agree to review CERF’s every three months throughout the term of this Task Order in accordance with this Section ___.

2. The contract pricing is based on the following exchange rates : 1 US dollar = _________ Pounds Sterling = _______ Euro (etc.). Provided no currency in which expenditure occurs increases or decreases by more than 3% with respect to the (original pricing currency, same as in 1 above), the review will conclude that no adjustment to the original pricing is required in relation to the services provided to that date.

3. Where a CERF between the [U.S. dollar] and any other currency of expenditure exceeds 3%, one party will have the potential for gain and the other will have the potential for unacceptable and unintentional loss. Both parties agree that where this occurs it will be necessary to adjust the pricing of the services to eliminate any loss which would otherwise be incurred by the CRO or Sponsor through no fault of either party.

4. Sponsor agrees that if a CERF produces an unscheduled loss not specifically included in the contract price, Sponsor will agree to a positive price adjustment (i.e. a payment to the CRO) in relation to the services affected, with the effect of offsetting this loss in its entirety.

5.
The CRO agrees that if a CERF produces an unscheduled gain not included in the contract price, the CRO will agree to a negative price adjustment (i.e. a reduction in price) in relation to the services affected, with the effect of offsetting this gain in its entirety. In the calculation of the adjustments referred to above, the % CERF will be multiplied by the proportion of service pricing that is denominated in the currencies that have been subject to the CERF, and these services will then be invoiced at the adjusted prices until reviewed by the parties.

AGREED TO AND ACCEPTED BY

KENDLE INTERNATIONAL INC.    MIRAVANT PHARMACEUTICALS, INC.
_______________________________    ____________________________
Name:        Name: Glenn A. Wilson
Title:        Title: Sr. VP, Pharmaceuticals
Date:        Date:

____________________ _______
Name: John M. Philpott
Title: Chief Financial Officer
Date:

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

TASK ORDER
For Study 31293

Miravant Pharmaceuticals, Inc. and Kendle International Inc. have entered into a Clinical Development Master Services Agreement dated April 27, 2005 (“Master Agreement”) which provides that a Task Order be entered into to set out with specificity the details of a particular Study. The terms contained herein are pursuant to and governed by such Master Agreement.

The Master Agreement effective as of April 27, 2005 is hereby incorporated by reference.

This Task Order is effective as of the 14th day of June, 2005 and shall terminate as of the 1st day of July, 2008.

I.	Description of Services

A. Protocol : “MRVT-920101-OPH005, A Phase III Randomized multicentre, multinational, double-masked placebo controlled study of Photrex™ (Rostaporfin) Photodynamic Therapy in the treatment of classic and occult subfoveal choroidal neovascularization associated with age-related macular degeneration.”

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

B. Project Assumptions:
The table below and the endnotes which follow summarize the assumptions used for the key cost drivers for Miravant’s project. Certain assumption changes may result in a revision in costs. If this situation appears likely, it will be discussed fully with Miravant.

Service	Category	Description	Assumption
General Study Parameters
Site and Patient Information
		Number of sites	[***]
		Number of participating countries	[***]
		Participating countries and number of sites per country	[***]
		Participating countries and number of enrolled patients per country	[***]
		Number of screened patients	[***]
		Number of enrolled patients	[***]
		Number of completed patients	[***]
		Screen failure rate	15%
		Drop out rate	10.9%
		SAE rate	2.3%
		Number of SAEs	[***]
Project Period
		Implementation	[***]
		Enrollment duration	[***]
		Treatment duration	[***]
		Study close out (treatment end through submission of final clinical study report to sponsor)	[***]
		Total project duration	[***]
CRF Pages
		e-CRF pages per completed patient (Miravant Assumption)	82
		Unique e-CRF pages (Miravant Assumption)	14
		Total number of CRF pages	60,762
Miscellaneous
		Number of Central Labs	1
		Number of Associate CROs	2
Study Documents
CRFs
		Develop CRF	Included in EDC set up Costs
		Review CRF	Yes

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ship CRFs	No
Print CRFs	N/A EDC
Protocol and Informed Consent
Develop and write Informed Consent (does not include revisions)	Yes
Use sponsor provided template to write consent	Yes
Miscellaneous
Translate study documents	Yes
Ship final study documents to sponsor	Yes
Drug and Clinical Trial Materials Management
Drug Management
Drug Management provided by 3rd party vendor	Yes (fees included in pass through costs)
Ship drug	Yes
Number of drug shipments per site	7
Site Identification / Essential Document Collection
Site Identification
Conduct feasibility analysis	No - Already Paid for Under Separate Contract
Identify sites	Yes
Kendle responsible for confidentiality agreements	Yes
Number of sites identified by Kendle	[***]
Number of sites contacted by Kendle to identify requested number of sites	[***]
Essential Document Collection
Collect essential documents	Yes
Number of sites requiring document collection	[***]
IRB and Ethics Committee Submissions
IRB / Ethics Committee Submissions
Obtain IRB/Ethics Committee approvals	Yes
Number of local Ethics Committee submissions (Note: some countries require one submission per site)	[***]
Clinical Regulatory
General
Submit Clinical Trial Application to Regulatory Authorities (includes preparation of IMPD in Europe)	Yes (Costs reflected in fee estimate are based on detailed assumptions outlined in proposal text)
Number of countries submitting to Regulatory Authorities (Note: some countries require one submission per site)	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Biotech product	No
Registered product	Yes
Ensure drug label text complies with regulatory requirements (includes translation into local language)	Yes (Europe only)
Submit protocol amendments to Regulatory Authorities	Yes
Number of protocol amendments (additional amendments will be billed at the cost outlined in the fee estimate)	1 Europe
Notify Regulatory Authorities of end of trial	Yes (Europe only)
Submit summary of study outcome to Regulatory Authorities (1 year after LPO)	Yes (Europe only) (Costs reflected in fee estimate are based on assumption that final study report is available)
Close-out study with Regulatory Authorities	No (N/A in Europe)
Administration of Contracts and Payments
Contracts and Budget
Negotiate Investigator contracts and budgets	Yes
Number of sites requiring contract and budget negotiation	[***]
Investigator Payments
Administer investigator payments	Yes
Number of sites requiring investigator payment processing	[***]
Number of investigator payments - Europe	[***]
Frequency of payments - Europe	[***]
Other Payments
Administer Central Lab payments	Yes
Number of Central Lab payments	18
Combined Investigator / Kick-off Meeting
Location and Duration
Number of combined meetings	2
Location of combined meetings	Bucharest, Prague
Duration of each meeting	2 days/ 2 nights Investigator Meeting, 1 day Kick-off Meeting
Combined Investigator/Kick-off Meeting Location A - Bucharest
Total number of Kendle attendees	[***]
Project Leader	[***]
Lead CRA	[***]
CRAs	[***]
Clinical Data Manager	[***]
IT	[***]
IVRS Manager	[***]
Combined Investigator/Kick-off Meeting Location B - Prague
Total number of Kendle attendees	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Project Leader	[***]
Lead CRA	[***]
CRAs	[***]
Clinical Data Manager	[***]
IT	[***]
IVRS Manager	[***]
Investigator Meeting Planning
Management
Plan investigator meeting location A - Bucharest	Yes
Plan investigator meeting location B - Prague	Yes
Duration of EACH investigator meeting	2 days/ 2 nights
Provide web-based registration (including hotel and air reservations)	Yes
Invitations
Develop and mail invitations	Yes
Ground and Air Transportation

Provide airfare, hotel accommodations (at moderate hotel) and ground transportation to/from the airport and hotel (does not include reimbursement for physician expenses such as airport parking and mileage to/from airport in their home city).
Yes
On-site Logistics
Provide food and beverages	Yes
Provide audio-visual, signage and welcome materials	Yes
Provide binders	Yes
Provide shipping and drayage	Yes
Sites and Attendees
Number of sites	[***]
Number of attendees per site	Costs reflect three attendees per site (Investigator, Study Coordinator and Photographer)
Number of Kendle attendees Location A - Europe	[***]
Number of Kendle attendees Location B - Europe	[***]
Number of sponsor attendees per meeting	Assumes one sponsor attendee for each Kendle attendee
Number of Kendle Program Managers	Assumes one Program Manager will be attending each meeting
Clinical Monitoring
General
Number of sites	[***]
Number of CRAs assigned	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Number of unblinded CRAs assigned	[***]
Number of Lead CRAs assigned	[***]
Travel hours per site visit	[***]
Pre-study visits
Number of visits	[***]
Number of hours on site	[***]
Number of hours prep & follow up	[***]
Initiation visits
Number of visits	[***]
Number of hours on site	[***]
Number of hours prep & follow up	[***]
Monitoring visits
Number of visits	[***]
Number of hours on site	[***]
Number of hours on site (unblended visits)	[***]
Number of hours prep & follow up	[***]
Site close-out visits
Number of visits	[***]
Number of hours on site	[***]
Number of hours prep & follow up	[***]
Investigative Site Interaction
Handle miscellaneous phone calls to and from investigative sites	Yes
Number of site contacts	[***]
Number of hours per site contact	0.3 Europe
Number of site contacts per site/per week during enrollment period	1 Europe
Number of site contacts per site/per week during treatment period	1 Europe
Collect SAE information	Yes
Site Management
Prepare and attend monitoring team meetings	Yes
Review all monitoring reports - LCRA	Yes
Review and analyze tracking reports regarding patient and site recruitment - LCRA	Yes
Manage timelines and deliverables - LCRA	Yes
Communicate with project team (outside of monitoring team meetings) - LCRA	Yes
Oversee workload and team assignments - LCRA	Yes
Design and implement contingency plans - LCRA	Yes
Track reports, compile progress reports and study updates - CSSPEC	Yes
Administer site faxes, site enrollment and site patient log - CSSPEC	Yes

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Merge investigator files into central file - CRA	Yes
Sponsor Meetings and Teleconferences
LCRA attending sponsor meetings	Yes
Number of sponsor meetings	4
Number of sponsor meetings with travel	2
Duration of sponsor meetings	8 hours
LCRA attending sponsor teleconferences	Yes
Number of sponsor teleconferences	60
Duration of sponsor teleconferences	1 hour
Project Management
Project Management - Project Leader
Average Project Leader hours per week - implementation phase	[***]
Average Project Leader hours per week - enrollment - study close out phase	[***]
Average Project Leader hours per week - clinical report phase	[***]
Project Management - Project Assistant
Average Project Assistant hours per week - implementation phase	[***]
Average Project Assistant hours per week - enrollment - study close out phase	[***]
Average Project Assistant hours per week - clinical report phase	[***]
Sponsor Meeting and Teleconferences
Project Leaders attending sponsor meetings	Yes (1 Europe)
Project Director attending sponsor meetings	No
Number of sponsor meetings	4
Number of sponsor meetings with travel	2
Duration of sponsor meetings	8 hours
Project Leader attending sponsor teleconferences	Yes
Project Assistant attending sponsor teleconferences	Yes
Number of sponsor teleconferences	62
Duration of sponsor teleconferences (does not include prep and f/u)	1 hour
Miscellaneous
Frequency of newsletters	[***]
Number of newsletters	[***]
Global Project Leader Location	1 Europe
Clinical Data Management
General
Number of sites	[***]
Number screened patients (not to be cleaned)	[***]
Number of enrolled patients	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Number of completed patients	[***]
Number of dropped patients	[***]
Number e-CRFs per completed patient (Miravant Assumption)	[***]
Number of unique e-CRF pages (Miravant Assumption)	[***]
Frequency of CDM status reports	Not Requested
Data Handling
Number of e-CRF pages (does not include screening data)	[***]
Process working copies	No
Reconcile SAEs	Yes
Number of edit checks (Miravant Assumption)	150
Data Coding
Number of codes - AEs (Miravant Assumption)	11,050
Number of codes - medication/drugs (Miravant Assumption)	13,000
Number of codes - medical history	2,600
Number of codes - diagnosis	1,300
Data Cleaning and Query Processing
Manual Query rate	5%
Number of manual queries	3,038
Number of e-queries (Miravant Assumption)	9,100
Quality Control
Verify 100% of data for 10% of subjects against e-CRF	Yes
Verify 100.0%of key variables (safety and efficacy)	Yes
External Data Loads
Process local labs	No
Number of central lab loads	34
Number of IVRS data loads	34
External data sources	2 (IVRS and Lab format)
Number of Fundus data loads	68
Data Transfers (mapping)
Number of data transfers	2
Number of final data transfers	1
Sponsor Meeting and Teleconferences
Clinical Data Manager attending sponsor meetings	Yes
Number of sponsor meetings	4
Number of sponsor meetings with travel	2
Duration of sponsor meetings	8 hours
Clinical Data Manager attending sponsor teleconferences	Yes

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Number of sponsor teleconferences	56
Duration of sponsor teleconferences	0.5 hour
Safety / Medical Monitoring
General
Connect to sponsor's safety database	No
Use Kendle's database as study safety database	Yes
Prepare SAE reporting plan	Yes
SAE Handling/Reporting
Number of SAEs processed by Kendle (includes site contact)	17 Europe (17 total)
Reconcile SAEs	Yes
SAE Narratives
Write SAE narratives for reporting to Regulatory Authorities	Yes
Safety Alert Letters
Compose safety alert letters to Investigators	Yes
Distribute safety alert letters to Investigators	Yes
Single Case Reporting
Number of expected single case reports	1 Europe (1 total)
Submit single case reports to FDA - USA	No
Submit single case reports to Regulatory Authorities and Ethics Committees - ROW	Yes (Fees reflect estimate. Additional units will be billed accordingly.)
Number of countries in European Union (assumes 1 SUSAR submitted for all countries in union)	3
Number of countries in ROW (assumes one submission per single case report per country)	4
Submit single case reports to sponsor affiliates	Yes

Periodic or Annual Reporting
Periodic reporting to FDA - USA	No
Prepare SAR listing for annual safety report according to Directive 2001/20/EC	Yes
Review sponsor provided annual safety report	Yes
Submit annual safety reports	Yes
DSMB/CEC Reporting
Report to DSMB/CEC	Yes
Number of reports to DSMB/CEC	10
Safety Reviews
Conduct safety reviews	No
Medical Monitoring
Provide Medical Monitoring 24/7	Yes

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Medical Monitoring in Europe provided by	GER
Sponsor Meetings and Teleconferences
Safety Specialist attending technical meetings	No
Safety Specialist attending sponsor teleconferences	No
Medical Officer attending sponsor teleconferences	No
Biostatistics
General
Provide statistical input to protocol development	No
Determine sample size	No
Develop randomization code	No
Validate randomization code	No
Dynamic randomization	No
Tabulate CRFs	No
Tables, Listings, Figures
Generate and review TLFs	Yes
Number of analysis datasets	1
Number of unique efficacy tables	21
Number of unique figures	2
Number of non-unique efficacy tables	20
Number of summary tables -standard/safety	26
Number of non-unique figures	20
Number of data listings	30
Statistical Analysis Plan
Statistical analysis plan - prepare statistical text	No
Statistical analysis plan - unique efficacy tables/figures	Yes
Statistical analysis plan - non-unique efficacy tables/figures/summary tables/listings	Yes
Analysis
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Quality Control and Validation
Quality control of TLFs only	Yes
Statistical Report/Manuscript
Provide independent statistical report	No
Provide statistical input and review final study report	Yes
Provide statistical input and review manuscript for publication	No
DSMB/CEC Reporting
Report to DSMB/CEC	Yes
Number of reports to DSMB/CEC	10
Number of DSMB TLFs	10
Data Transfer
Transfer analysis data and programming documents	Yes
Number transfers	1
Sponsor Meetings and Teleconferences
Statistician attending DSMB meetings	Yes
Number of DSMB meetings	5 (2 attendees per meeting)
Number of DSMB meetings with travel	5 (2 attendees per meeting)
Statistician attending sponsor teleconferences	Yes
Programmer attending sponsor teleconferences	Yes
Number of sponsor teleconferences	10
Duration of teleconferences	1 hour
IVRS - TriaLine®
General
Number of sites	[***]
Number of patients	[***]
Interactive voice response (IVR)	Yes
Interactive web response (IWR)	No
Call Types
Enrollment/Screening (includes enrollment/screening report for site and enrollment summary report for sponsor)	Yes
Randomization (includes randomization report for site and randomization summary for sponsor)	Yes
Drug Management (includes drug re-supply request report, drug shipment listings report and drug inventory report for sponsor)	Yes

Acknowledge receipt of drug (includes acknowledge receipt of drug report, pending drug acknowledgement report and drug shipment overdue for acknowledgement report for site, and site summary/listing report for sponsor)
Yes
Drug dispensing (includes drug dispensing report for site and dispensing summary for sponsor)	Yes
# of shipments per site	4
Study Bulk Supplies (includes dispatch order form for site and drug shipment summary report for sponsor)	Yes

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Patient Tracking (includes tracking report and patient overdue for visit notice report for site and patient activity summary report for sponsor)	No
Withdrawals/Discontinuation (includes withdrawal/discontinued report for site and withdrawal/discontinued summary for sponsor)	No
Unblinding (includes unblinding confirmation for site and patient unblinding report for sponsor)	No
Treatment re-allocation (includes treatment re-allocation confirmation for site and treatment re-allocation summary report for sponsor)	No
Patient diary (includes patient missed diary call notice report, patient diary completion call report and patient diary alert report for site and patient diary compliance status report for sponsor)	No
Medical Survey (includes medical survey completion confirmation for site and survey results summary report for sponsor)	No
Score/Index Calculations (includes subject score/index completion confirmation for site and calculated score/index summary report for sponsor)	No
Site Management (includes site activation/deactivation confirmation and site status confirmation for site and site status summary report for sponsor)	No
Target enrollment tracking (includes target enrollment summary report for site and target enrollment summary report for sponsor)	No
Customized reports (includes completions, confirmations, calculations and tracking for site and summary reports by site, country and study for sponsor)	No
Call Parameters
Number of languages required (excluding English)	6
English required	Yes
Number of dedicated T1 phone lines	1
Number of months for T1 line	[***]
Call Center Support

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Provide 24/7 Call Center Support	Yes
Number of expected calls	65
Password Mailings
Number of investigator letters per site	1
Number of study coordinator letters per site	1
Number of pharmacist letters per site	1
Timelines
IVRS project duration	[***]
Medical Writing
General
Write full protocol	No
Clinical Study Report
Write patient narratives	Assume use Narratives provided by Safety
Write clinical study report	Yes
Number of clinical study reports	2
Attend one sponsor teleconference	Yes
Prepare and QC submission ready PDF	No
Generate and compile appendices	Yes
Manuscript
Write Manuscript for publication	No
Timelines and Meetings
Attend technical meetings	No
Attend sponsor teleconferences	No
Quality Assurance Audits
Site Audits
Conduct site audits	Yes
Number of sites to audit	[***]
Number hours on site	16 hours
Number hours to prepare draft audit report and final editing	20 hours
Number of hrs to travel to sites - US	0 hours
Number of hrs to travel to sites - Europe	6 hours
Number of hrs to travel to sites - USA to AUS	0 hours
Other Audits
Database audit	Yes
% of enrolled patients audited Safety & Efficacy	1%
IVRS audit	No
Statistical report audit	No
Master file audit (not part of site audit)	No
Protocol audit	No
Central laboratory audit	Yes
Number of central labs audited	1
Clinical report audit	Yes

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Drug compliance audit	Yes
Vendor facility audit	No

CRF audit	No
Informed consent audit	No
Diary card audit	No
Clinical Support Center	Service not requested
Therapeutic Services	Service not requested
Document Management
Document Management & Storage
Number of sites	[***]
TrialWeb
TrialWeb
Configure TrialWeb study project and access rights	Yes
Number of sponsor users included in standard TrialWeb configuration	25
Access right for additional sponsor or non-site users (after initial 25)	[***]
Set up retrieval system with images of annotated CRFs or other images	No
Offer sites access to study progress areas for newsletters, study status etc.	[***]
Automate process to post TriaLine reports to TrialWeb	[***]
Configure custom home page (some restrictions apply)	[***]
Patient Recruitment	Service not requested
Pass Through Estimates
Estimated Patient Grant Fees
Grant fees per completed patient - [***]	[***]
Grant fees per screen failure - [***]	[***]
Grant fees per dropped patient - [***]	[***]
Grant fees per completed patient - [***]	[***]
Grant fees per screen failure - [***]	[***]
Grant fees per dropped patient - [***]	[***]
Grant fees per completed patient - [***]	[***]
Grant fees per screen failure - [***]	[***]
Grant fees per dropped patient - [***]	[***]
Grant fees per completed patient - [***]	[***]
Grant fees per screen failure - [***]	[***]
Grant fees per dropped patient - [***]	[***]
Grant fees per completed patient - [***]	[***]
Grant fees per screen failure - [***]	[***]
Grant fees per dropped patient - [***]	[***]
Grant fees per completed patient - [***]	[***]
Grant fees per screen failure - [***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Grant fees per dropped patient - [***]	[***]
Grant fees per completed patient - [***]	[***]
Grant fees per screen failure - [***]	[***]
Grant fees per dropped patient - [***]	[***]

Endnotes for Project Assumptions

GENERAL:
Travel expenses (airfare, etc.) for meetings will be billed as pass-through expenses. Time and travel expenses for other face-to-face meetings required by Miravant or within-Kendle travel which is needed to produce deliverables will be billed in addition to the monetary amount cited in the bid.
Costs for shipping will be billed as pass-through expenses.

PROJECT MANAGEMENT:

If Miravant’s SOPs are to be used, additional time will need to be added for training.

Cost assumes study status reports are provided in Kendle’s standard format. In addition to providing details on the status of the study/sites, these reports will also identify any potential issues requiring referral to Miravant

ESSENTIAL DOCUMENT COLLECTION:

Includes all regulatory and administrative documents agreed to by Kendle and Miravant. Also includes the INITIAL collection of Financial Disclosure Form from the principal investigator and all sub-investigators listed on the FDA Form 1572 (additional iterations of these forms are considered out of scope.)

DOCUMENT MANAGEMENT:

At Miravant’s request, continued storage of original study documents can be provided by Kendle through a 3rd party for up to 15 years for an additional cost. Fees for this service will be determined at the time of the request and will depend upon the anticipated length of storage time needed as well as the number of documents to be stored.

There will be a per site charge for each protocol amendment or administrative change.

INTERACTIVE VOICE RESPONSE SYSTEM (IVRS) - TRIALINE®:
After the requirement document sign-off, changes to the requirements will be considered changes-in-scope and require additional costs and time for completion.

After the requirement document sign-off, additional languages and prompts will take approximately 4 weeks before being placed into production. These languages will be priced at our standard language cost.

Amendments to the project which affect the database design (e.g. modifications to drug shipment process, etc.) will result in additional costs.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

MONITORING:
Assumes that source document verification will be handled according to Kendle SOPs.

SAFETY:
SAE(s) Processing and SUSAR(s) reporting to Authorities and EC concerned will be charged by unit price as they occur.

BIOMETRICS - Clinical Data Management:
After sign-off, changes to the Data Validation Plan or CDM status reports will be considered changes-in-scope.

Amendments to the project which affect the database design (e.g. modifications to CRFs, edits, etc.) will result in additional costs.

Contents of SAS data sets are based on Kendle’s definitions of logical data groupings and logical field names, descriptions and formats. When Miravant provides data transfer specifications, Kendle will review them and determine if additional resources and fees are necessary.

Additional transfers of data will result in additional costs.

If requested, costs for additional QC of key efficacy and safety variables will be determined when these variables are defined.

Amendments to the project which affect the data processing, validation and handling (e.g. modifications to the data validation plan, data handling procedure), data flow, status reporting, etc. will result in additional costs.

Assumes that processing of ancillary pages is limited to reviewing and reconciling patient identifiers with CRF data, and that NO data entry from these pages is required.

Kendle uses standard shipping boxes via Federal Express to return CDM study materials. FedEx insures contents of boxes up to €100.00 Additional weight boxes or additional insurance can be coordinated by Kendle for additional cost if desired by Miravant.

All archiving costs (both professional fees and associated pass-through fees) incurred on behalf of Miravant will be billed separately and are not included in this bid.

External data loads are currently costed for monthly transfers of data from IVRS and Lab and twice a month from the Fundus Reading Centre.

BIOMETRICS - Statistics:
While the fee for biostatistician services is quoted as a “fixed cost” fee, it is important to note that this is based on several assumptions as to the magnitude of the work and comprises of both fixed and variable cost components. The variable cost component relates mostly to the statistical programming needed for generating the report output items (tables, listings, and figures) - the number needed and their complexity. It should also be noted that additional work resulting from changes to an approved statistical analysis plan (e.g., changes to formats of tables, additional tables, data driven exploratory analyses, etc.) will be treated as “out of scope and will be billed separately.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

MEDICAL WRITING - Europe
[***] If Miravant would like to manage reporting in this study differently, Kendle would be happy to revise the bid according to Miravant needs.

The price for report writing is preliminary because the parameters and analyses to be described are not specified yet. The variable cost component relates to the number of parameters and analyses to be described and the complexity of the results. Thus, the price may be revised once the statistical analysis plan is available.

[***] Additional drafts of the CSR will be considered out of scope. Allocation of additional resources due to sponsor required abbreviated writing timelines will be considered out of scope.

The bid assumes that Kendle will not be required to search through subject data listings to identify protocol violators/deviators, or compile and classify protocol violations/deviations from a deviation log. If Kendle is required to do this task, it will be considered out of scope, and the hours spent will be billed at the current billing rate of the Kendle associate performing the work.

It is assumed that SAE narratives would be written by Kendle’s safety department. If there are any narratives, i.e., withdrawals due to AEs, AEs of special interest, that Kendle is required to write, they will be billed at 1.5 hrs (one and a half hours)/narrative at current medical writer billing rate.

The bid price includes 60 hours for generation/compilation of report appendices. Additional hours (if any) will be billed at the current billing rate of the Kendle associate performing the task. This will apply especially for appendix work for preparation of electronic appendices, e.g. scanning from hardcopy or conversion of documents to PDF format.

The sponsor will provide the individual parts of the appendices which are outside Kendle's control, e.g., required regulatory documents, test article information, references, etc., in a timely manner and in a format suitable for inclusion into the final CSR. Kendle is responsible for the following documents: CVs, IRB information (local submissions made by Kendle), audit certificates (3rd party vendors that Kendle will audit).

The following may incur out-of-scope charges:

-	Major delays and restart time
-	Face to face meetings required by Miravant.
-	Major changes to the report after the shell has been approved
-	Major template issues
-	Not receiving the final protocol, amendment(s), administrative change(s) and/or final SAP as MS Word documents (e.g., if they are received as PDF files)
-	Not receiving one set of reconciled, consolidated review comments from Miravant.
-	Writing patient narratives from CRFs (rather than CIOMS or similar documents)
-	Finding and obtaining required documents for the appendices

EUROPEAN COMPETENT AUTHORITIES BID:
The scope of work covers preparation of one Competent Authority application for Clinical Trial Approval per country and submission of the finalized Competent Authority Application on one occasion only, unless otherwise stated.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Ongoing maintenance of the Clinical Trial approval such as protocol amendments and routine updates will be charged on a fee for service basis as it is not possible to predict the work volume in advance.

This estimate does not include a fixed cost for importation/re-testing/QP release of drug product into the Europe from a third country as Kendle do not currently hold the required manufacturer's authorization and are therefore required to subcontract this work. Precise estimates can be obtained from sub-contractors when further product details are available.

Competent Authority fees will be treated as pass- through.

This estimate assumes that appropriate local insurance cover will be arranged by the Sponsor and that a copy of the local insurance policy is provided to Kendle for those countries where there are specific local insurance requirements.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

This estimate assumes the product is an unregistered small molecule pharmaceutical.
This estimate assumes the Sponsor will provide an updated Investigator Brochure for each competent authority submission.

As it is not possible to guarantee Competent Authority approval, subsequent contact with the authorities post filing of the application will be made on a ‘fee for service’ basis at the appropriate hourly consultancy rates.

This estimate assumes all required data for the preparation of the investigational medicinal product dossier (IMPD) will be provided by the Sponsor in summary form. As this estimate is based on unseen data, costs are subject to confirmation on review of the available data. It should be noted that approximately 4-6 weeks of elapsed time is required for Kendle Regulatory to prepare the IMPD after receipt of all required technical documentation from the Sponsor. Where the Sponsor wishes to prepare the IMPD, this estimate will be revised accordingly. Kendle can review the IMPD prepared by the Sponsor but this consultancy activity will be charged on a ‘fee for service’ basis.

This estimate assumes that Kendle will serve as local representative of the Sponsor in the Europe; legal representation can be arranged but is charged on a separate 'fee for service' basis.

This estimate does not include regulatory consultancy with respect to the development of a Regulatory submissions strategy for marketing authorization applications; this service can be provided but will be charged on a 'fee for service' basis.

Out of scope consultancy is available but will be charged on a separate ‘fee for service’ basis.

IT OC RDC Helpdesk:
The First Line Clinical & Helpdesk Support (monthly fee) is based on single language support with 8am to 8pm coverage. The additional charge for weekend coverage would increase the monthly fee. If Multi Lingual support in required the Kendle can provide either a unit based cost per call of a fixed price for unlimited calls.

CENTRAL LABORATORY BID:
The third party central laboratory bid includes laboratory testing, supplies, starter packs and resupplies and an estimation of transportation costs.

DRUG DISTRIBUTION/MANAGEMENT BID:
The third party Drug distribution/management bid includes packaging, labeling, procurement. distribution, storage, returns, destruction and an estimation of average courier fees. Any changes in specification or study stated assumptions may result in changes to this quotation.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

C. Retinal Photography Process

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Timeline for Performance of Services

Kendle and Miravant shall cooperate to meet the timelines set forth below.

Critical Milestones	Estimated Date
Project commencement	[***]
First Investigator Meeting	[***]
First subject First Treatment	[***]
Last subject First Treatment	[***]
Last subject completed at one year	[***]
Database locked at one year	[***]
First year statistical analysis complete	[***]
First draft integrated clinical study report complete	[***]
Final draft integrated clinical study report	[***]
Last subject completed second year	[***]
Last close-out visit	[***]
Database locked at second year	[***]
Second year statistical analysis complete	[***]
First draft integrated clinical study report complete	[***]
Final draft integrated clinical study report	[***]
The milestones are dependent upon factors which may be outside Kendle’s control, for example: provision of final protocol, final CRF, treatment supplies, regulatory approvals and EC/IRB approvals. Should any of these be delayed, there may be resulting effects upon subsequent time points and costs.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

II.	Description of Transferred Obligations
Sponsor:	Miravant Medical Technologies, Inc.	Project Code/ Work Order Number:	31293R4
Study Title:	A PHASE III RANDOMIZED, MULTICENTER, MULTINATIONAL, DOUBLE-MASKED, PLACEBO-CONTROLLED STUDY OF PHOTREX™ (ROSTAPORFIN) PHOTODYNAMIC THERAPY IN THE TREATMENT OF CLASSIC AND OCCULT SUBFOVEAL CHOROIDAL NEOVASCULARIZATION ASSOCIATED WITH AGE-RELATED MACULAR DEGENERATION	IND Number:	49,648
Indication:	SUBFOVEAL CHOROIDAL NEOVASCULARIZATION ASSOCIATED WITH AGE-RELATED MACULAR DEGENERATION	Protocol Number:	MRVT-920101-OPH005

Obligation Assigned to:
	Regulatory Obligation	Reference	Miravant	Kendle	Almedica
A.	1. Preparation of all or part of an initial IND application	21 CFR 312.23
	a) Content		☒
	b) Format		☒

	2. Delivery of initial IND application to FDA		☒
	3. Act as authorized representative (agent for foreign applicant)	21 CFR 312.23 (a)(1)(ix)	☒
B.	Maintain all or part of an IND with the following amendments, as necessary:

	1. Protocol amendments (includes new protocols, changes in protocols, adding new investigators)	21 CFR 312.30
	a) Content		☒
	b) Format		☒
	c) Delivery to FDA		☒

2. Information Amendments:

	Chemistry, Manufacturing, and Control amendments	21 CFR 312.31
	a) Content		☒
	b) Format		☒
	c) Delivery to FDA		☒

	Pharmacology and Toxicology amendments	21 CFR 312.31

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

	a) Content		☒
	b) Format		☒
	c) Delivery to FDA		☒

	Clinical amendments	21 CFR 312.31
	a) Content		☒
	b) Format		☒
	c) Delivery to FDA		☒

	3. IND Safety Reports a) Preparation of safety report (s) (Update Reports Only) b) Notifications to FDA (phone/fax or written)	21 CFR 312.32	☒	☒

	4. Annual Reports	21 CFR 312.33
	a) Content		☒
	b) Format		☒
	c) Delivery to FDA		☒
	5. Response to request for information or clinical hold	21 CFR 312.41, 312.42
	a) Content		☒
	b) Format		☒
	c) Delivery to FDA		☒

	6. Letter to withdraw an IND	21 CFR 312.38
	a) Content		☒
	b) Format		☒
	c) Delivery to FDA		☒

	7. General Correspondence / Other	Form FDA-1571
	a) Content		☒
	b) Format		☒
	c) Delivery to FDA		☒

C.	Investigator Brochure	21 CFR 312.55 (a); ICH E6 5.12, 7.3
	a) Content		☒	☒Updates only
	b) Format			☒Updates Only

D.	Selecting investigators and monitors	21 CFR 312.53

	1. Select qualified investigators	21 CFR 312.53 (a); ICH E6 5.6.1
	a) Identify qualified investigators/sites			☒
	b) Approve investigators/sites for participation		☒

2. Control of drug

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

	a) Obtain required information from investigator (including signed Form FDA 1572, CV)	21 CFR 312.53 (c); ICH E6 5.14.2, 8.2		☒
	b) Approve investigators for receipt of drug shipment	21 CFR 312.53 (b); ICH E6 5.14.2		☒
	c) Ship drug to approved investigators	21 CFR 312.53 (b); ICH E6 5.14.1, 5.14.4(a)			☒
	d) Maintain shipment records	21 CFR 312.57(a); ICH E6 5.14.4(b)			☒

	3. Provide qualified monitors	21 CFR 312.53 (d); ICH E6 5.18.2		☒
4. Informing investigators
	a) Review with investigators their regulatory responsibilities	Guideline for the Monitoring of Clinical Investigations; ICH E6 5.18.4(f)(g)		☒
	b) Deliver investigator’s brochure	21 CFR 312.55 (a); ICH E6 5.6.2		☒
	c) Inform participating investigators of new safety information about the study drug	21 CFR 312.55 (b); ICH E6 5.16.2		☒
	d) Notify participating investigators of all serious, unexpected adverse drug reactions	21 CFR 312.32 (c); ICH E6 5.17.1		☒
E.	Review of ongoing investigations	21 CFR 312.56

	1. Monitoring the investigation	21 CFR 312.56 (a); ICH E6 5.18.4		☒

2. Discontinue investigator participation if not compliant

Note: If the sponsor does not agree with Kendle’s decision to discontinue an investigator who is believed to be significantly non-compliant, Kendle will request a complete transfer of regulatory obligation for that site back to the sponsor.
		21 CFR 312.56 (b); ICH E6 5.20	☒	☒
	a) Notify FDA		☒
	b) Assure disposal or return of investigational drug			☒

	3. Provide medical expertise to evaluate safety information	21 CFR 312.56 (c); ICH E6 5.16.1		☒

	4. Upon premature termination or suspension of a trial:	21 CFR 312.56 (d); ICH E6 5.21
	a) Notify FDA		☒
	b) Notify IRBs or notify investigators of their responsibility to notify IRBs			☒
	c) Notify investigators			☒
	d) Assure disposition of drug from sites to sponsor			☒

F.	Trial Data Handling and Reporting
	a) Manage an independent data monitoring committee	ICH E6 5.5.2	☒
	b) Data management	ICH E6 5.5.1		☒
	c) Statistical plan and/or analysis	ICH E6 5.5.1	☒	☒
	d) Final study report	ICH E6 5.5.1	☒	☒

G.	Recordkeeping and record retention	21 CFR 312.57

	1. Maintain sponsor records and reports during the course of the investigation	21 CFR 312.57 (b), 312.58 (a); ICH E6 5.5.6, 5.5.7, 8		☒

	2. Archive sponsor records and reports according to applicable regulatory requirements. (Please refer to the contract for specifics of the records for which Kendle is responsible.)	21 CFR 312.57 (a)(b)(c), 312.58 (a); ICH E6 5.5.8, 5.5.11, 8	☒

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

	3. Retain reserve samples of test articles and reference standards used in bioequivalence or bioavailability studies	21 CFR 312.57 (d); ICH E6 5.14.5(b)	☒
H.	Disposition of unused supply of investigational drug	21 CFR 312.59; ICH E6 5.14.4(c)(d), 5.18.4(c)(iv)(v)
☒
1. Assure return of drug from site to Third Party for Drug Destruction

	2. Conduct final disposition or destruction of drug				☒
I.	Application for FDA approval to export investigational drug	21 CFR 312.110; ICH E6 5.14.2
	a) Content		☒
	b) Format			☒
J.	Obtain investigator financial disclosure information	21 CFR 312.53 (c)(4)
	1. Initial collection prior to study participation			☒

	2. Responsibility for the one year follow-up financial disclosure collection shall remain with the Sponsor (one year following the completion of the study)		☒

The sponsor hereby transfers to Kendle International Inc. the responsibilities indicated above under the column titled:

“Obligation Assigned to Kendle”.

III.	Budget

A. Main Project Budget

Service	Description	Unit Description	#Units	Average Unit Cost	Total (USD)
Study Documents					[***]
	Write Informed Consent	study start-up	1.0	[***]	[***]
Site Identification / Essential Document Collection					[***]
	Site Identification	# sites	[***]	[***]	[***]
	Collect and Manage Initial Essential Study Documents (includes QC)	# sites	[***]	[***]	[***]
	Collect and Manage On-going Essential Study Documents (includes QC)	# site months	[***]	[***]	[***]
IRB and Ethics Committee Submissions					[***]
	Ethics Committee Submissions	# submissions	10.0	[***]	[***]
	Protocol Amendment	# submissions	10.0	[***]	[***]
	End of Trial Notification	# notifications	10.0	[***]	[***]
	Summary of Study Outcome (1 year after LPO)	# submissions	6.0	[***]	[***]
Clinical Regulatory					[***]
	Regulatory Submissions	# submissions	7.0	[***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Drug label text compliance with local regulatory requirements and translation into local language	# countries	7.0	[***]	[***]
Protocol Amendment	# submissions	7.0	[***]	[***]
End of Trial Notification	# notifications	7.0	[***]	[***]
Summary of Study Outcome (1 year after LPO)	# submissions	7.0	[***]	[***]
Administration of Contracts and Payments				[***]
Administer Investigator Contracts and Budgets	# sites	[***]	[***]	[***]
Administer Investigator Payments	# payments	[***]	[***]	[***]
Administer Payments to Central Labs	# payments	[***]	[***]	[***]
Combined Investigator / Kick-Off Meeting Travel and Attendance				[***]
Investigator Meeting	# attendees x # meetings	22.0	[***]	[***]
Kick-Off Meeting	# attendees x # meetings	22.0	[***]	[***]
Investigator Meeting Planning				[***]
Program Management Location A - EUR	# meetings	1.0	[***]	[***]
Website Development and Usage Location A - EUR	# meetings	1.0	[***]	[***]
On-Site Fees Location A - EUR	# meetings	1.0	[***]	[***]
Program Management Location B - EUR	# meetings	1.0	[***]	[***]
Website Development and Usage Location B - EUR	# meetings	1.0	[***]	[***]
On-Site Fees Location B - EUR	# meetings	1.0	[***]	[***]
Clinical Monitoring				[***]
Study Start-Up Activities (includes development of study manual, monitoring plan etc. Does not include review of Sponsor SOPs)	study start-up	1.0	[***]	[***]
Pre-study Site Visit	# visits	[***]	[***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Initiation Visit	# visits	[***]	[***]	[***]
Interim Monitoring Visits (1)	# visits	[***]	[***]	[***]
Unblinded CRA Visits (2)	# visits	[***]	[***]	[***]
Close-out Visit	# visits	[***]	[***]	[***]
DRF Resolution	# DRFs	3,039.0	[***]	[***]
Sponsor Meetings	# attendees x # meetings	8.0	[***]	[***]
Sponsor Teleconferences	# attendees x # meetings	120.0	[***]	[***]
Site Management - LCRA and CSSPEC	# site months	1,788.0	[***]	[***]
Site Management - CRA	# site months	1,786.0	[***]	[***]
Project Management				[***]
Project Management - Project Assistant	# weeks	174.0	[***]	[***]
Project Management - Project Leader	# weeks	174.0	[***]	[***]
Project Plan Management	# plans	1.0	[***]	[***]
Newsletters	# letters	[***]	[***]	[***]
Sponsor Meetings	# attendees x # meetings	4.0	[***]	[***]
Sponsor Teleconferences	# attendees x # meetings	124.0	[***]	[***]
Clinical Data Management				[***]
Study Start-Up Activities (includes defining edit checks, PSOP's and study binders)	study start-up	1.0	[***]	[***]
Database Design (includes programming and mapping)	database	1.0	[***]	[***]
Status Report Repository	database(s)	2.0	[***]	[***]
Coding 2 old phase III studies	# codes	27,000.0	[***]	[***]
Data Coding	# codes	27,950.0	[***]	[***]
Ship documents to sponsor	# case books	741.0	[***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Manual and Electronic Review	# CRF pages	60,762.0	[***]	[***]
Data Cleaning and Query Processing	# queries	3,038.1	[***]	[***]
Enter & QC Lab Normal Ranges	# lab normal range(s)	1.0	[***]	[***]
External Data Loads (includes QC) (Central Labs, IVRS, Fundus )	# loads	136.0	[***]	[***]
Data Transfer	# transfers	3.0	[***]	[***]
Sponsor Teleconferences	# attendees x # meetings	56.0	[***]	[***]
Sponsor Meetings	# attendees x # meetings	4.0	[***]	[***]
Status Reports	# reports	5.0	[***]	[***]
DSMB - Prepare, Review and Clean Data	# packets(s)	10.0	[***]	[***]
Data Archiving to CDROM	# sites	[***]	[***]	[***]
Project Coordination	# months	[***]	[***]	[***]
Final QC of key Variables	# CRF pages	[***]	[***]	[***]
Study Close-Out	study close-out	1.0	[***]	[***]
Imaging Logistics Tracking	# Faxes	8,580.0	[***]	[***]
Safety / Medical Monitoring				[***]
Study Start-up Activities (includes clinical study orientation, database set-up, SAE reporting plan)	study start-up	1.0	[***]	[***]
SAE Handling/Reporting	# SAEs	17.0	[***]	[***]
Write SAE Narratives for reporting to Regulatory Authorities	# SAEs	17.0	[***]	[***]
Compose and distribute Safety Alert Letters	# letters	1.0	[***]	[***]
Prepare and submit Single Case Safety Report to Regulatory Authorities and ECs	# submissions	5.0	[***]	[***]
Prepare Annual Safety Report according to Directive 2001/20/EC	# reports	3.0	[***]	[***]
Reporting to DEC / DSMB	# reports	[***]	[***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Medical monitoring 24/7	# months	32.9	[***]	[***]
Project Coordination	# months	38.0	[***]	[***]
Biostatistics				[***]
Establish patient compliance and evaluability definitions	study start-up	1.0	[***]	[***]
Program and QC Analysis (derived) datasets (includes QC of mapped data)	# datasets	1.0	[***]	[***]
Program and QC unique/non-unique figures	# figures	22.0	[***]	[***]
Program and QC unique/non-unique and summary tables	# tables	67.0	[***]	[***]
Program and QC listings	# listings	30.0	[***]	[***]
Generate and review TLFs	# reviews	3.0	[***]	[***]
Data Transfer	# transfers	1.0	[***]	[***]
[***]	# analyses	1.0	[***]	[***]
[***]	# analyses	1.0	[***]	[***]
[***]	# analyses	1.0	[***]	[***]
DSMB Listings [***]	# reports	1.0	[***]	[***]
Statistical Input and Review of Final Study Report	# reviews	1.0	[***]	[***]
DSMB Meetings	# attendees x # meetings	10.0	[***]	[***]
Sponsor Teleconferences	# attendees x # meetings	20.0	[***]	[***]
Project Coordination	# months	41.0	[***]	[***]
IT				[***]
Oracle Clinical
Site Connectivity	# sites	[***]	[***]	[***]
Site IT Feasibility	# sites	[***]	[***]	[***]
OC Setup (Initiation)	study	1.0	[***]	[***]
OC Set-up (Database set up)	study	1.0	[***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

OC Set-up (study configuration)	study	1.0	[***]	[***]
IT Training (Inv meeting)	Meetings	1.0	[***]	[***]
First Line Clinical & Helpdesk Support (set up fee)	study	1.0	[***]	[***]
First Line Clinical & Helpdesk Support (monthly fee)	# site months	[***]	[***]	[***]
Data Archiving to CDROM	# sites	[***]	[***]	[***]
Logistics Tracking
Setup Imaging Logistics Support	study	1.0	[***]	[***]
Laptop Build	# laptops	[***]	[***]	[***]
Maintenance/Support Imaging Logistics	# months	[***]	[***]	[***]
Internet Hosting	# months	[***]	[***]	[***]
FRC Data Link
FRC Data Link	study	1.0	[***]	[***]
Customised Study Portal			[***]	[***]
Customised Study Portal (work already performed before service removed)	study	1.0	[***]	[***]
Auto Generated OC RDC Metrics				[***]
Auto Generated OC RDC Metrics	project	1.0	[***]	[***]
IVRS - TriaLine®				[***]
IT Development Charges	study start-up	1.0	[***]	[***]
Clinical Support Center Charges (24/7)	# calls	65.0	[***]	[***]
IT Support Charges	# months	32.9	[***]	[***]
Password Mailings	study start-up	1.0	[***]	[***]
IVRS Technical Manager	# months	32.9	[***]	[***]
IVRS Non-Labor Costs	study start-up	1.0	[***]	[***]
Medical Writing				[***]
Final study report	# reports	1.0	[***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Generate and Compile Appendices (Final report)	# reports	1.0	[***]	[***]
[***]	# reports	[***]	[***]	[***]
[***]	# reports	[***]	[***]	[***]
Quality Assurance Audits				[***]
Site Audits	# audits	7.0	[***]	[***]
Data Management Audit	# audits	1.0	[***]	[***]
Central Lab Audit	# audits	1.0	[***]	[***]
Clinical Report Audit	# audits	1.0	[***]	[***]
Drug Compliance Audit	# audits	1.0	[***]	[***]
Document Management				[***]
Document Management	# site months	1,621.5	[***]	[***]
TrialWeb				[***]
Provide TrialWeb	study start-up	1.0	[***]	[***]
Patient Access Consultancy				[***]
Group Contacts	# countries	7.0	[***]	[***]
Set-Up GP Referrals	# countries	7.0	[***]	[***]
Retention Plan	#Countries x # Telecons	20.0	[***]	[***]
Patient Recruitment Co-Ordination	# site months	[***]	[***]	[***]
Professional Fees Total				[***]
Pass-Through Estimates **				[***]
Investigator Meeting Costs Location A - Invitations - EUR	# meetings	1.0	[***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Investigator Meeting Costs Location A - Air/Ground Transportation - EUR	# meetings	1.0	[***]	[***]
Investigator Meeting Costs Location A - On-Site Logistics (hotel accommodations, meals, visuals etc.) - EUR	# meetings	1.0	[***]	[***]
Investigator Meeting Costs Location B - Invitations - EUR	# meetings	1.0	[***]	[***]
Investigator Meeting Costs Location B - Air/Ground Transportation - EUR	# meetings	1.0	[***]	[***]
Investigator Meeting Costs Location B - On-Site Logistics (hotel accommodations, meals, visuals etc.) - EUR	# meetings	1.0	[***]	[***]
Pre-Study Site Visit Travel	# trips	[***]	[***]	[***]
Initiation Visit Travel	# trips	[***]	[***]	[***]
Monitoring Visit Travel	# trips	[***]	[***]	[***]
Close-out Visit Travel	# trips	[***]	[***]	[***]
Site Audit Travel	# trips	7.0	[***]	[***]
Central Lab Audit Travel	# trips	1.0	[***]	[***]
Sponsor Meeting Travel	# trips	8.0	[***]	[***]
Technical Meeting Travel	# trips	10.0	[***]	[***]
Initial Ethics Committee Approval Fees	# approvals	10.0	[***]	[***]
Regulatory Approval Fees	# submissions	7.0	[***]	[***]
Central Lab Fees	project	1.0	[***]	[***]
Study Document Translation	# translations	7.0	[***]	[***]
Regulatory Document Shipment	# sites	[***]	[***]	[***]
Final Document Shipment to Sponsor	# shipments	1.0	[***]	[***]
Drug Management - 3rd party vendor bid	study	1.0	[***]	[***]
OC RDC - Hardware	laptops	[***]	[***]	[***]
Local Insurance (not all countries, some covered by Global Insurance) Ranges from [***]	# patients	[***]	[***]	[***]
Device Importation Tax [***] Range of 18-35% VAT and Taxes Of Declared Value	# countries	4.0	[***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]	# randomised patients	[***]	[***]	[***]
[***]	# sites	[***]	[***]	[***]
Proposed average Investigator Grant - screen failures (see project assumptions for details)	# screen failures	[***]	[***]	[***]
Slit lamps	# lamps	[***]	[***]	[***]
Broadband (3 year contracts)	# sites	35.0	[***]	[***]
ETDRS	# sites	24.0	[***]	[***]
Contact lenses	# sites	[***]	[***]	[***]
Courier Costs (Disks and Photographs) based on 0.5KG	shipments	8,580.0	[***]	[***]
Proposed average Investigator Grant - dropped patients (see project assumptions for details)	# dropped patients	81.0	[***]	[***]
Proposed average Investigator Grant - completed patients (see project assumptions for details)	# completed patients	660.0	[***]	[***]
Grand Total				[***]

** Estimates. Actual expenses will be billed as pass-through.
Additional work by Kendle, undertaken at the written request of the Sponsor, or the Sponsor's failure to communicate all relevant policies and procedures on a timely basis or modifications of such policies and procedures once work has begun, will result in charges over and above the stated contract amounts at Kendle's hourly rates.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

B. Time and Materials Budget
Biostatistics and Medical Writing- For the ISE/ISS Miravant will be charged as a time and material at the current billing rate of the Kendle associate performing the tasks. If Miravant require a costing for this task then additional information will have to be obtained.

Regulatory- For Regulatory consultancy, strategic development plan, FDA submission of any protocol amendments, Investigator brochure update, IND supplement, IND report, ND and PMA applications these will be charged as a time and material at the current billing rate of the Kendle associate performing the tasks. If Miravant require a costing for these tasks then additional information will have to be obtained from Miravant on your requirements.

Regulatory/Medical Writing - Update of IB

Kendle 2005 rates based on the current exchange rate are:
[***]
The Kendle rates referenced are applicable for 2005 only. Activities completed in later years will be subject to inflation.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

IV.	Schedule of Payments

A.	Main Budget Payments for Kendle Fees

Date	Milestone	Milestone %	Monthly %	Total %	Amount	Accumulated Total $
[***]	[***]	[***]	0.00%	4.66%	[***]	[***]
[***]			0.00%	0.00%	[***]	[***]
[***]			0.00%	0.00%	[***]	[***]
[***]	[***]	[***]	1.67%	7.00%	[***]	[***]
[***]	[***]	[***]	1.67%	11.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]	[***]	[***]	1.67%	9.17%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]	[***]	[***]	1.67%	6.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]	[***]	[***]	1.67%	6.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			0.00%	0.00%	[***]	[***]
[***]	[***]	[***]	0.00%	2.50%	[***]	[***]
	[***]	40.00%	60.00%	100.00%	[***]

These milestones have been compiled based on a 30 day invoicing term. Should invoicing terms exceed 30 days these milestones will be revised accordingly.

* [***]

Date	Milestone	Milestone %	Monthly %	Total %	Amount	Accumulated Total $
[***]	[***]	0.00%	1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]			1.67%	1.67%	[***]	[***]
[***]	[***]	[***]	1.67%	5.17%	[***]	[***]
[***]			0.00%	0.00%	[***]	[***]
[***]	[***]	[***]	0.00%	4.00%	[***]	[***]
	TOTAL	40.00%	60.00%	100.00%	[***]

All other milestone and monthly payments will remain as per the main budget payments table.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

B.	Time and Materials Payments

Kendle will invoice monthly for actual services performed in the previous month at the rates in the Time and Materials Budget.
All Kendle fees invoices will be paid within 30 days of receipt of invoice.

C. Estimated Pass Through Expenses
Kendle will invoice for pass through expenses as incurred, invoices will be sent to Miravant by email and post with supporting receipts. Supplier invoices and investigators will not be paid by Kendle until funds have been received from Miravant to cover these costs.

All pass through expense invoices will be payable immediately upon receipt of invoice.

D. Currency Exchange Rate Fluctuation

1. Since pricing and subsequent invoicing are denominated in U.S. dollars while at least a portion of expenditure on the services provided will arise in (one or more different currencies), and the contract pricing totals do not include a margin to cover currency exchange rate fluctuations (“CERF”), the parties agree to review CERF’s every three months throughout the term of this Task Order in accordance with this Section V.

2. The contract pricing is based on the following exchange rates: 1 US $ to 0.7711 Euro and 1 US $ to £ 0.5387. Provided no currency in which expenditure occurs increases or decreases by more than 3% with respect to the US Dollar, the review will conclude that no adjustment to the original pricing is required in relation to the services provided to that date. Exchange rates are based on average monthly rates taken from the Wallstreet Journal or similar source.

3. Where a CERF between the U.S. dollar and any other currency of expenditure exceeds 3%, one party will have the potential for gain and the other will have the potential for unacceptable and unintentional loss. Both parties agree that where this occurs it will be necessary to adjust the pricing of the services to eliminate any loss which would otherwise be incurred by the CRO or Sponsor through no fault of either party.

4. Sponsor agrees that if a CERF produces an unscheduled loss not specifically included in the contract price, Sponsor will agree to a positive price adjustment (i.e. a payment to the CRO) in relation to the services affected, with the effect of offsetting this loss in its entirety.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

The CRO agrees that if a CERF produces an unscheduled gain not included in the contract price, the CRO will agree to a negative price adjustment (i.e. a reduction in price) in relation to the services affected, with the effect of offsetting this gain in its entirety. In the calculation of the adjustments referred to above, the % CERF will be multiplied by the proportion of service pricing that is denominated in the currencies that have been subject to the CERF, and these services will then be invoiced at the adjusted prices until reviewed by the parties.

AGREED TO AND ACCEPTED BY

Kendle International Inc.     Miravant Pharmaceuticals, Inc.

By: /s/  Karl Brenkert                By: /s/ John M. Philpott
Name: Karl Brenkert       Name: John M. Philpott
Title: Sr. Vice President & CFO     Title: Chief Financial Officer
Date: June 14, 2005      Date: June 14, 2005